UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 5, 2023

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(832) 765-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2023, Phillips 66, a Delaware corporation (the “Company”), Phillips 66 Project Development Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“PDI”), Dynamo Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PDI (“Merger Sub”), DCP Midstream, LP, a Delaware limited partnership (“DCP”), DCP Midstream GP, LP, a Delaware limited partnership and the general partner of DCP (“DCP GP LP”), and DCP Midstream GP, LLC, a Delaware limited liability company and the general partner of DCP GP LP (“DCP GP LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into DCP, with DCP surviving as a Delaware limited partnership (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in DCP (each, a “Common Unit”) issued and outstanding as of immediately prior to the Effective Time (other than the Sponsor Owned Units, as defined below) (each, a “Public Common Unit”) will be converted into the right to receive $41.75 per Public Common Unit in cash, without any interest thereon.

DCP GP LP has agreed to declare, and cause DCP to pay, a cash distribution in respect of the Common Units in an amount equal to $0.43 per Common Unit for each completed quarter ending on or after December 31, 2022 and prior to the Effective Time. If the record date for any such distribution has not occurred prior to the Effective Time, DCP will establish or reestablish the record date for such quarter as the day that includes the Effective Time.

DCP’s preferred units will be unaffected by the Merger and will remain outstanding immediately following the Merger.

The Common Units owned by DCP Midstream, LLC, a Delaware limited liability company (“DCP Midstream”), and DCP GP LP (collectively, the “Sponsor Owned Units”) will be unaffected by the Merger and will remain outstanding immediately following the Merger. Under the terms of the Merger Agreement, at the Effective Time, PDI’s ownership interest in Merger Sub will be converted into a number of new Common Units equal to the number of Public Common Units. As a result of the Merger, Phillips 66’s economic interest in DCP will increase from 43.3% to approximately 86.8%. Enbridge Inc.’s economic interest in DCP will remain unchanged at approximately 13.2%.

The Merger Agreement and the transactions contemplated thereby, including the Merger, were unanimously approved on behalf of DCP by the special committee (the “DCP Special Committee”) and the board of directors of DCP GP LLC (the “DCP Board of Directors”), which is the general partner of DCP GP LP. The DCP Special Committee, which is comprised of three independent members of the DCP Board of Directors, retained independent legal and financial advisors to assist it in evaluating and negotiating the Merger.

The Merger Agreement contains customary representations and warranties from the parties and each party has agreed to customary covenants. Completion of the Merger is subject to certain customary conditions, including, among others: (i) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (ii) the mailing of an information statement on Schedule 14C at least 20 days prior to the closing of the Merger; (iii) subject to specified materiality standards, the accuracy of the representations and warranties of each party; and (iv) compliance by each party in all material respects with its respective covenants.

The Merger Agreement provides for certain termination rights for both the Company and DCP, including in the event that (i) the parties agree by mutual written consent to terminate the Merger Agreement; (ii) the closing of the Merger does not occur on or before October 5, 2023; (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable; or (iv) the other party is in material breach of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, DCP or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, DCP or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or DCP’s public disclosures.

Relationships

DCP Midstream is the sole member of DCP GP LLC, which is the general partner of DCP GP LP, and DCP Midstream owns all of the limited partner interests in DCP GP LP, which is the general partner of DCP. On behalf of DCP GP LP, DCP GP LLC manages DCP’s operations and activities through the Board of Directors and its officers. Phillips Gas Company LLC, an indirect wholly owned subsidiary of the Company, is the Class A Managing Member of DCP Midstream and has the power, except as limited in certain instances, to conduct, direct and manage all activities of DCP Midstream associated with DCP, DCP GP LLC and DCP GP LP, including the power to appoint or remove any director of the Board of Directors and vote the Common Units that are owned by DCP Midstream and DCP GP LP. DCP Midstream and DCP GP LP together own approximately 56.5% of the Common Units issued and outstanding as of December 30, 2022.

Item 7.01	Regulation FD Disclosure.

The Company and DCP issued a joint press release on January 6, 2023, announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Additional Information and Where You Can Find It

This report does not constitute a solicitation of any vote or approval with respect to the proposed transaction. This report relates to a proposed business combination between the Company and DCP. In connection with the proposed transaction, the Company and DCP expect to file an information statement and other documents with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND DCP ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive information statement, when available, will be sent to securityholders of DCP relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by the Company or DCP with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from the Company’s website at www.phillips66.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Information” sub-tab or from DCP’s website at www.dcpmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation

The Company, DCP and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the transaction. Information about these persons is set forth in the Company’s proxy statement relating to its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2022; the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 18, 2022; certain of the Company’s Current Reports on Form 8-K; DCP’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 18, 2022, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the information statement and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated consummation of the proposed transaction and the timing thereof. Words such as “anticipated,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believes,” “continues,” “intends,” “will,” “would,” “objectives,” “goals,” “projects,” “efforts,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this report are based on management’s expectations, estimates and projections as of the date they are made.

These statements are not guarantees of future performance and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements contained in this report include, but are not limited to, statements regarding the expected benefits of the potential transaction to the Company and its shareholders and DCP and its unitholders, and the anticipated consummation of the proposed transaction and the timing thereof. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: uncertainties as to the timing to consummate the potential transaction; the effects of disruption to the Company’s or DCP’s respective businesses; the effect of this communication on the price of the Company’s shares or DCP’s common units; transaction costs; the Company’s ability to achieve benefits from the proposed transaction; and the diversion of management’s time on integration-related and transaction-related issues. Other factors that could cause actual results to differ from those in forward-looking statements include: the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum products; the inability to timely obtain or maintain permits necessary for capital projects; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the renewable fuel standards program, low carbon fuel standards and tax credits for biofuels; fluctuations in NGL, crude oil, and natural gas prices, and petrochemical and refining margins; unexpected changes in costs for constructing, modifying or operating our facilities; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our Midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our NGL, crude oil, natural gas, and refined products; potential liability from litigation or for remedial actions, including removal and reclamation obligations under environmental regulations; failure to complete construction of capital projects on time and within budget; the inability to comply with governmental regulations or make capital expenditures to maintain compliance; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets, which may also impact our ability to repurchase shares and declare and pay dividends; potential disruption of our operations due to accidents, weather events, including as a result of climate change, terrorism or cyberattacks; general domestic and international economic and political developments including armed hostilities (including the Russia-Ukraine war), expropriation of assets, and other political, economic or diplomatic developments, including those caused by public health issues and international monetary conditions and exchange controls; changes in governmental policies relating to NGL, crude oil, natural gas, refined petroleum products, or renewable fuels pricing, regulation or taxation, including exports; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting the Company’s businesses generally as set forth in our filings with the SEC. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated January 5, 2023, by and among Phillips 66, Phillips 66 Project Development Inc., Dynamo Merger Sub LLC, DCP Midstream, LP, DCP Midstream GP, LP and DCP Midstream GP, LLC.

99.1	Press Release, dated January 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

By:	/s/ Vanessa Allen Sutherland
Name:	Vanessa Allen Sutherland
Title:	Executive Vice President

January 6, 2023